SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 1996

                        DAWSON PRODUCTION SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-27732                                          74-2231546
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

                          901 N.E. LOOP 410, SUITE 700
                            SAN ANTONIO, TEXAS 78209
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (210) 828-1838
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On July 29, 1996, the registrant, Dawson Production Services, Inc. ("Dawson") closed a transaction (the "Closing") pursuant to which it acquired all of the issued and outstanding capital stock of Taylor Companies, Inc., a Texas corporation. In connection therewith, Dawson acquired substantially all of the assets of Taylor Companies, Inc. and its 12 wholly owned subsidiaries which are Taylor Interests, Inc., Taylor SWD Operating, Inc., Taylor Environmental, Inc., Taylor Disposal, Inc., Production Disposal, Inc., Taylor Injection Systems, Inc., DeBerry SWD, Inc., Tatum SWD, Inc., Taylor Water Injections, Inc., Newton County SWD, Inc., Teague Interests, Inc., all of which are Texas corporations, and Taylor Caldwell Properties, L.L.C., which is a Texas limited liability company (together the "Taylor Entities").

      Dawson acquired from PSD Investments, Ltd., a Texas limited partnership (the "Seller") all of the issued and outstanding capital stock of Taylor Companies, Inc. and in connection therewith, the obligations of the Taylor Entities, including but not limited to ongoing payments under certain truck leases in the approximate total amount of $1.98 million, and substantially all of the assets used in the Taylor Entities' business, including cash, accounts receivable, vehicles, real estate, leases and other contracts and equipment
(the "Assets"). The Assets include yards or salt water disposal wells which are either owned or leased in each of the following Texas counties: Burleson; Newton; Freestone; Marion; Fayette; Brazos; Gregg; Limestone; Jasper; Lee; and Rusk. In addition, the Taylor Entities lease a yard in Vernon Parish, Louisiana. Prior to the Closing, the Taylor Entities used the Assets to operate a liquid services business which includes vacuum truck services, frac tank rental and salt water injection services. Dawson intends to continue to use the Assets for the same purposes.

      The consideration paid to the Seller for the stock of the Taylor Entities at the Closing consisted of approximately $8.47 million in cash and a $1.75 million subordinated promissory note. As part of the transaction, Dawson caused Taylor Interests, Inc. to pay approximately $2.51 million to John Randall Taylor as repayment in full of all amounts owed by one or more of the Taylor Entities to Mr. Taylor who is the sole managing general partner of the Seller. In accordance with the terms of the Stock Purchase Agreement dated July 8, 1996, by and among Dawson, the Seller, John Randall Taylor, an individual residing in Panola County, Texas, in his individual capacity, and as general partner and sole managing partner of the Seller and Mr. Taylor's spouse, Kathy Dianne Taylor, who is also an individual residing in Panola County, Texas, in her individual capacity and as a general partner of the Seller, as amended (the "Stock Purchase Agreement"), the consideration for the purchase by Dawson may be increased or decreased after the Closing depending upon certain factors such as the amount of the Taylor Entities' expenditures on capital improvements and equipment maintenance and repairs between June 1, 1996 and July 29, 1996, certain adjustments for taxes, and the financial statements of the Taylor Entities as of and for the seven-month period ended July 29, 1996. The Seller at its expense is also obligated to perform certain specific environmental remediation steps following the Closing.

                                      2

      The amount of consideration paid by Dawson for the Taylor Entities was arrived at through arms'-length negotiations between Dawson and the Seller and was based on a variety of factors, including the historical book value and historical cash flow of the Taylor Entities, the value of the goodwill of the Taylor Entities and the nature of the industry. Dawson financed the transaction with some of the proceeds from its initial public offering which closed March 26, 1996 and from proceeds received pursuant to a short term loan in the original principal amount of $7 million from The Frost National Bank of San Antonio which loan is due to be repaid in full on or before November 25, 1996.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            It is impracticable to provide the financial statements required by
            Item 7(a) at the time this report is filed. The registrant will file such financial statements as soon as practicable, but no later than 60 days after this report is required to be filed.

      (b)   Pro Forma Financial Information.

            It is impracticable to provide the financial statements required by
            Item 7(b) at the time this report is filed. The registrant will file such financial statements as soon as practicable, but no later than 60 days after this report is required to be filed.

      (c)   Exhibits

      10.23 Stock Purchase Agreement dated July 8, 1996 by and among Dawson Production Services, Inc., a Texas corporation (the "Buyer"), PSD Investments, Ltd. a Texas limited partnership (the "Seller"), John Randall Taylor, an individual residing in Panola County, Texas, in his individual capacity, and as general partner and sole managing partner of the Seller and his spouse, Kathy Dianne Taylor, who is also an individual residing in Panola County, Texas, in her individual capacity and as a general partner of the Seller.

      10.24 First Amendment to Stock Purchase Agreement dated July 29, 1996 by and among Dawson Production Services, Inc., a Texas corporation (the "Buyer"), PSD Investments, Ltd. a Texas limited partnership (the "Seller"), John Randall Taylor, an individual residing in Panola County, Texas, in his individual capacity, and as general partner and sole managing partner of the Seller and his spouse, Kathy Dianne Taylor, who is also an individual residing in Panola County, Texas, in her individual capacity and as a general partner of the Seller.

                                      3

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DAWSON PRODUCTION SERVICES, INC.
                                      (Registrant)

Date  August 13, 1996                 By: /s/ MARK STARK
                                      P. Mark Stark, Chief Financial Officer

                                      4

                        DAWSON PRODUCTION SERVICES, INC.

                                    Form 8-K

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
- -----------       ----------------------
    10.23         Stock Purchase Agreement dated July 8, 1996 and First
                  Amendment to Stock Purchase Agreement dated July 29, 1996 both among Dawson Production Services, Inc., a Texas corporation
                  (the "Buyer"), PSD Investments, Ltd. a Texas limited partnership (the "Seller"), John Randall Taylor, an individual residing in Panola County, Texas, in his individual capacity, and as general partner and sole managing partner of the Seller and his spouse, Kathy Dianne Taylor, who is also an individual residing in Panola County, Texas, in her individual capacity and as a general partner of the Seller.

    10.24 First Amendment to Stock Purchase Agreement dated July 29, 1996 by and among Dawson Production Services, Inc., a Texas corporation (the "Buyer"), PSD Investments, Ltd. a Texas limited partnership (the "Seller"), John Randall Taylor, an individual residing in Panola County, Texas, in his individual capacity, and as general partner and sole managing partner of the Seller and his spouse, Kathy Dianne Taylor, who is also an individual residing in Panola County, Texas, in her individual capacity and as a general partner of the Seller.

                           UNDERTAKING AS TO SCHEDULES

      Registrant agrees to furnish supplementally a copy of any omitted schedule to the Stock Purchase Agreement to the Commission upon request.